Exhibit 10.15

EXECUTION COPY

AMENDMENT NO. 10 TO AMENDED AND
RESTATED CONSTRUCTION AND TERM LOAN AGREEMENT AND CONSENT

               THIS AMENDMENT NO. 10 TO AMENDED AND RESTATED CONSTRUCTION AND TERM LOAN AGREEMENT AND CONSENT (this “Amendment and Consent”), dated as of April 8, 2003 is made by and among (i) WESTMORELAND-LG&E PARTNERS, a Virginia general partnership, as Borrower (the “Borrower”), (ii) NIB CAPITAL BANK N.V., THE BANK OF NOVA SCOTIA, SUMITOMO MITSUI BANKING CORPORATION (formerly known as The Sumitomo Bank Limited), New York Branch, UFJ BANK LIMITED (formerly known as The Sanwa Bank Limited), UNION BANK OF CALIFORNIA, N.A., MIZUHO CORPORATE BANK, LTD. (formerly known as The Fuji Bank Limited, New York Branch), CREDIT LYONNAIS, New York Branch, CREDIT LYONNAIS, Cayman Island Branch, LANDESBANK HESSEN-THURINGEN GIROZENTRALE and each Purchasing Lender, as Lenders, (iii) THE PRUDENTIAL INSURANCE COMPANY OF AMERICA, as Institutional Lender and as Institutional Agent for each Purchasing Institutional Lender, (iv) DEXIA CREDIT LOCAL, NEW YORK AGENCY (“Dexia”), as Bond L/C Issuing Bank, (v) NIB CAPITAL BANK N.V., THE BANK OF NOVA SCOTIA and SUMITOMO MITSUI BANKING CORPORATION (formerly known as The Sumitomo Bank Limited), New York Branch, as Co-Agents (together with their successors in such capacity), (vi) CREDIT SUISSE FIRST BOSTON (“CSFB”), as Party A to the ISDA Interest Rate and Currency and Exchange Agreement dated as of January 17, 1992 between CSFB and Borrower and the Schedule thereto (the “Interest Rate Hedge Agreement”) and as resigning Agent for the Lenders, the Institutional Lenders, and the Bond L/C Issuing Bank (together with its successors in such capacity), resigning Co-Agent, and transferring Lender, (vii) CREDIT SUISSE FIRST BOSTON, NEW YORK BRANCH, as resigning Issuing Bank (as defined below) and (viii) DEXIA CREDIT LOCAL, NEW YORK AGENCY, as successor Agent, Co-Agent and Issuing Bank and as a Purchasing Lender.

               Reference is made to the Amended and Restated Construction and Term Loan Agreement, dated as of December 1, 1993, as amended by Amendment No. 1 dated as of November 4, 1994, Amendment No. 2 dated as of December 30, 1994, Amendment No. 3 dated as of January 31, 1995, Amendment No. 4 dated as of October 19, 1995, Amendment No. 5 dated as of December 15, 1996, Amendment No. 5 dated as of August 23, 2000, Amendment No. 6 dated as of November 21, 2000, Amendment No. 7 dated as of November 15, 2001, Amendment No. 8 dated as of November 28, 2001 and Amendment No. 9 dated as of March 1, 2002 among Borrower, the Lenders, the Institutional Lenders, the Issuing Bank, the Bond L/C Issuing Bank, the Co-Agents and Agent (each, as defined therein) and the letter agreement, dated July 20, 1999 from Credit Suisse First Boston, as Agent, as Issuing Bank, as Co-Agent and as Securities Intermediary, and acknowledged and agreed to by the Borrower, the Lenders, the Institutional Lenders and the Institutional Agent (collectively, the “Credit Agreement”).

W I T N E S S E T H:

               WHEREAS, CSFB desires to resign as Agent under and in connection with the Credit Agreement and the other Loan Instruments and the Majority Lenders desire to appoint Dexia as successor Agent under and in connection with the Credit Agreement and the other Loan Instruments;

               WHEREAS, Section 8.7 of the Credit Agreement requires the written consent of the Majority Lenders and the approval of the Borrower in order to approve and appoint Dexia as successor Agent under and in connection with the Credit Agreement and the other Loan Instruments;

               WHEREAS, the parties to this Amendment and Consent desire to amend the Credit Agreement to provide that Dexia be appointed the successor Agent, the successor Issuing Bank and a successor Co-Agent under the Credit Agreement and the other Loan Instruments;

               WHEREAS, Dexia desires to assume the rights and obligations of the Agent, the Issuing Bank and a Co-Agent under the Credit Agreement and the other Loan Instruments and to become a party to the Credit Agreement and the other Loan Instruments in such capacities;

               WHEREAS, pursuant to Section 9.2 of the Credit Agreement, any Lender may sell to one or more first-class financial institutions, with the consent of Agent, Issuing Bank, and the Borrower, its rights or obligations with respect to the Tranche A Term Loans, Tranche B Term Loans, any unreimbursed L/C Reimbursement Obligations with respect to any Virginia Power Letter of Credit, the Credit Agreement and the Notes pursuant to a Commitment Transfer Supplement;

               WHEREAS, concurrent with the execution and delivery of this Amendment and Consent, pursuant to a Commitment Transfer Supplement, a form of which is attached as Exhibit A hereto, CSFB is transferring and selling and Dexia is assuming and purchasing the rights and obligations of CSFB as a Lender with respect to its Tranche A Term Loans, Tranche B Term Loans, all participation commitments of CSFB pursuant to Section 3.1(f) of the Credit Agreement, any unreimbursed L/C Reimbursement Obligations with respect to any Virginia Power Letter of Credit and all other rights and obligations of CSFB as a Lender under the Credit Agreement and the Notes (other than any such rights and obligations of CSFB as a Lender assumed by Dexia prior to the date of such Commitment Transfer Supplement);

               WHEREAS, Section 9.4 of the Credit Agreement requires the written consent of the Majority Lenders and the signature of the Borrower and the Agent in order to amend the Credit Agreement and to approve the use of a revised form of Commitment Transfer Supplement which varies from the form attached to the Credit Agreement as Schedule 9.2(a) thereof;

               WHEREAS, Sections 6.19(c) and 9.4 of the Credit Agreement require the written consent of the Agent and the Majority Lenders in order to provide for the amendments specified in this Amendment and Consent, to assign certain Collateral and to provide for the amendment and termination of the Account Pledge Agreement in connection with the execution and delivery of the Deposit Agreement; and

               WHEREAS, Section 6.19(a) requires the written consent of the Agent and the Institutional Agent for the entering into by the Borrower of certain additional agreements.

               NOW, THEREFORE, in consideration of the premises set forth above and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, each of the parties hereto hereby agrees as follows:

               1.       Definitions. For all purposes of this Amendment and Consent, capitalized terms used herein (including in the preamble and the recitals hereof) but not otherwise defined herein shall have the meanings set forth in the Credit Agreement including Exhibit X thereto.

               2.       Amendments to Exhibit X to the Credit Agreement. Subject to Section 14 hereof, Exhibit X to the Credit Agreement is hereby amended as follows:

(a) The following definitions are hereby amended and restated in their entireties as follows:

“Accounts” means the Project Control Account (including the Rate Sub-Account and the Rova II Sub-Account), the Rova I Contingency Account, the Rova II Contingency Account, the Debt Protection Account, the Additional Collateral Account, the Disallowance Reserve Account, the Local Bank Account, the Ash Reserve Account, the Repair and Maintenance Account, the Tranche A Repayment Account and the Tranche B Repayment Account.

“Additional Collateral Ledger” means the Ledger entitled “Additional Collateral Ledger” maintained until the Amendment No. 10 Execution Date by Credit Suisse First Boston, New York Branch as Agent at such time.

“Ash Reserve Ledger” means the Ledger entitled “Ash Reserve Ledger” maintained until the Amendment No. 10 Execution Date by Credit Suisse First Boston, New York Branch as Agent at such time.

“Checking Sub-Account Ledger” means the Ledger entitled “Checking Sub-Account Ledger” maintained until the Amendment No. 10 Execution Date by Credit Suisse First Boston, New York Branch as Agent at such time.

“Debt Protection Ledger” means the Ledger entitled “Debt Protection Ledger” maintained until the Amendment No. 10 Execution Date by Credit Suisse First Boston, New York Branch as Agent at such time.

“Deposit Agreement” means the Security Accounts Deposit and Control Agreement dated as of April 8, 2003 among the Borrower, the Agent and BNY, concerning the Accounts (other than the Local Bank Account), as the same may be further amended, supplemented or modified from time to time.”

“Disallowance Reserve Ledger” means the Ledger entitled “Disallowance Reserve Ledger” maintained until the Amendment No. 10 Execution Date by Credit Suisse First Boston, New York Branch as Agent at such time.

“Issuing Bank” means, with respect to any Virginia Power Letter of Credit, (i) from, including and after the date that it issues a replacement Rova I Virginia Power Letter of Credit and a replacement Rova II Virginia Power Letter of Credit, Dexia Crédit Local, New York Agency and its successors and assigns, in its capacity as the issuer of, and for so long as it is the issuer of such replacement Rova I Virginia Power Letter of Credit and/or such replacement Rova II Virginia Power Letter of Credit then in effect or (ii) from, including and after the date that it issues any other replacement Rova I Virginia Power Letter of Credit or Rova II Virginia Power Letter of Credit then in effect, the issuer of such replacement Rova I Virginia Letter of Credit or replacement Rova II Virginia Power Letter of Credit and its successors and assigns in such capacity and (iii) for purposes of Section 3.4(f) of the Credit Agreement, (A) Credit Suisse First Boston, New York Branch, as issuer of letters of credit replaced by a Rova I Virginia Power Letter of Credit and/or a Rova II Virginia Power Letter of Credit and as issuer of the Rova I Trade Letter of Credit and the Rova II Trade Letter of Credit and (B) any other issuer of any Virginia Power Letter of Credit that is replaced in the future by the issuer of any replacement Virginia Power Letters of Credit.”

“Project Control Ledger” means the Ledger entitled “Project Control Ledger” maintained until the Amendment No. 10 Execution Date by Credit Suisse First Boston, New York Branch as Agent at such time.

“Rate Sub-Account Ledger” means the Ledger entitled “Rate Sub-Account Ledger” maintained until the Amendment No. 10 Execution Date by Credit Suisse First Boston, New York Branch as Agent at such time.

“Repair and Maintenance Ledger” means the Ledger entitled “Repair and Maintenance Ledger” maintained until the Amendment No. 10 Execution Date by Credit Suisse First Boston, New York Branch as Agent at such time.

“Roanoke Account” means the account entitled “CSFB, as Agent, CSFB-Westmoreland-LG&E ROVA I & II” (account No. 890-0410-639) established and maintained until the Amendment No. 10 Execution Date by Credit Suisse First Boston, New York Branch as resigning Agent with BNY pursuant to the Original Deposit Agreement.

“Rova I Contingency Ledger” means the Ledger entitled “Rova I Contingency Ledger” maintained until the Amendment No. 10 Execution Date by Credit Suisse First Boston, New York Branch as Agent at such time.

“Rova I Special Disbursement Account” means the Roanoke Account (for the sole account of the Rova I Special Disbursement Ledger).

“Rova I Special Disbursement Ledger” means the Ledger entitled “Rova I Special Disbursement Ledger” maintained until the Amendment No. 10 Execution Date by Credit Suisse First Boston, New York Branch as Agent at such time.

“Rova I Virginia Power Letter of Credit” means the replacement letter of credit issued by the Issuing Bank pursuant to Section 3.1(a) of the Credit Agreement, which Rova I Virginia Power Letter of Credit replaced any letter of credit previously issued for such purposes, as such Rova I Virginia Power Letter of Credit may be amended, supplemented or extended in accordance with its terms; provided for clarification that, upon the issuance and delivery of any other Rova I Virginia Power Letter of Credit in accordance with Section 3.1(a) of the Credit Agreement, “Rova I Virginia Power Letter of Credit” shall mean such other Rova I Virginia Power Letter of Credit.”

“Rova II Contingency Ledger” means the Ledger entitled “Rova II Contingency Ledger” maintained until the Amendment No. 10 Execution Date by Credit Suisse First Boston, New York Branch as Agent at such time.

“Rova II Special Disbursement Account” means the Roanoke Account (for the sole account of the Rova II Special Disbursement Ledger).

“Rova II Special Disbursement Ledger” means the Ledger entitled “Rova II Special Disbursement Ledger” maintained until the Amendment No. 10 Execution Date by Credit Suisse First Boston, New York Branch as Agent at such time.

“Rova II Virginia Power Letter of Credit” means the replacement letter of credit issued by the Issuing Bank pursuant to Section 3.1(a) of the Credit Agreement, which Rova II Virginia Power Letter of Credit replaced any letter of credit previously issues for such purposes, as such Rova II Virginia Power Letter of Credit may be amended, supplemented or extended in accordance with its terms; provided for clarification that, upon the issuance and delivery of any other Rova II Virginia Power Letter of Credit in accordance with Section 3.1(a) of the Credit Agreement, “Rova II Virginia Power Letter of Credit” shall mean such other Rova II Virginia Power Letter of Credit.”

“Tranche A Repayment Ledger” means the Ledger entitled “Tranche A Repayment Ledger” maintained until the Amendment No. 10 Execution Date by Credit Suisse First Boston, New York Branch as Agent at such time.

“Tranche B Repayment Ledger” means the Ledger entitled “Tranche B Repayment Ledger” maintained until the Amendment No. 10 Execution Date by Credit Suisse First Boston, New York Branch as Agent at such time.

(b) The following new definitions are hereby inserted:

“Amendment No. 10” means Amendment No. 10 to the Amended and Restated Construction and Term Loan Agreement and Consent dated as of April 8, 2003 among Borrower, the Lenders, the Institutional Lenders, Institutional Agent, the Issuing Bank, the Bond L/C Issuing Bank, the Co-Agents, the resigning Agent and the successor Agent.”

“Amendment No. 10 Execution Date” means April 8, 2003.

“Amendment, Assignment and Assumption Agreement” means the Amendment, Assignment, Assumption and Termination Agreement dated as of April 8, 2003 made by and among Credit Suisse First Boston, Dexia Credit Local, New York Agency and Westmoreland-LG&E Partners and consented and agreed to by Dexia Credit Local, New York Agency and BNY.

“Agency Agreement and Consent” means the Agency Agreement and Consent dated as of April 8, 2003 made by and between Credit Suisse First Boston and Dexia Credit Local, New York Agency and consented and agreed to by Westmoreland-LG&E Partners, Dexia Credit Local, New York Agency, Credit Lyonnais, New York Branch and Landesbank Hessen-Thuringen Girozentrale.

“Master Amendment to Security Documents” means the Master Amendment to Security Documents dated as of April 8, 2003 made by and among the Borrower, the resigning Agent and the successor Agent.

“Original Accounts” shall mean the Original Ash Reserve Account, Original Additional Collateral Account, Original Debt Protection Account, Original Disallowance Reserve Account, Original Project Control Account (including the Original Checking Sub-Account and the Original Rate Sub-Account), Original Repair and Maintenance Account, Original Rova I Contingency Account, Original Rova II Contingency Account, Original Tranche A Repayment Account and Original Tranche B Repayment Account, the Rova I Special Disbursement Account and Rova II Special Disbursement Account.

“Original Additional Collateral Account” means the Roanoke Account (for the sole account of the Additional Collateral Ledger).

“Original Ash Reserve Account” means the Roanoke Account (for the sole account of the Ash Reserve Ledger).

“Original Checking Sub-Account” means the Roanoke Account (for the sole account of the Checking Sub-Account Ledger).

“Original Debt Protection Account” means the Roanoke Account (for the sole account of the Debt Protection Ledger).

“Original Deposit Agreement” means the deposit agreement dated as of July 30, 1999, between Credit Suisse First Boston and BNY, concerning various accounts, as modified on the Amendment No. 10 Execution Date to delete reference to the Roanoke Account.

“Original Disallowance Reserve Account” means the Roanoke Account (for the sole account of the Disallowance Reserve Ledger).

“Original Project Control Account” means the Roanoke Account (for the sole account of the Project Control Ledger).

“Original Rate Sub-Account” means the Roanoke Account (for the sole account of the Rate Sub-Account Ledger).

“Original Repair and Maintenance Account” means the Roanoke Account (for the sole account of the Repair and Maintenance Ledger).

“Original Rova I Contingency Account” means the Roanoke Account (for the sole account of the Rova I Contingency Ledger).

“Original Rova II Contingency Account” means the Roanoke Account (for the sole account of the Rova II Contingency Ledger).

“Original Tranche A Repayment Account” means the Roanoke Account (for the sole account of the Tranche A Repayment Ledger).

“Original Tranche B Repayment Account” means the Roanoke Account (for the sole account of the Tranche B Repayment Ledger).

“Rate Sub-Account” shall have the meaning specified in Section 6.1(c)(xi) hereof.

“Rova II Sub-Account” shall have the meaning specified in Section 6.1(b) hereof.

“Transfer/Withdrawal Instructions” shall have the meaning specified in Section 6.1(n) hereof.

(c) The following definitions are hereby deleted in their entireties:

“Repayment Ledgers”

“Rova I Special Disbursement Ledger”

“Rova II Special Disbursement Ledger”

“Rova II Sub-Ledger”

“Special Disbursement Account”

“Special Disbursement Ledger”

“Tranche A Overfunded Amount”

“Tranche B Overfunded Amount”

(d) Exhibit X to the Credit Agreement is hereby further amended as follows:

(i) deleting the words “Roanoke Account (for the sole account of the Project Control Ledger)” in lines 4, 5, 6 and 7 of the definition for “Cash Revenues”, in line 2 of the definition for “Discretionary Cash Flow”, in lines 13 and 14 of the definition for “Rova I Project Savings”, and in line 14 of the definition for “Rova II Project Savings”, and inserting the words “Project Control Account” in their place and stead;

(ii) deleting the words “Roanoke Account (for the sole account of the Rova II Sub-Ledger)” in lines 4 and 5 of the definition for “Discretionary Cash Flow” and in line 14 of the definition for “Rova I Project Savings”, and inserting the words “Roanoke II Sub Account” in their place and stead;

(iii) deleting the words “Roanoke Account (for the sole account of the Debt Protection Ledger)” in lines 15 and 16 of the definition for “Rova I Project Costs”, in line 5 of the definition for “Rova I Project Savings”, in lines 15 and 16 of the definition for “Rova II Project Costs”, and in line 5 of the definition for “Rova II Project Savings” and inserting the words “Debt Protection Account” in their place and stead;

(iv) deleting the words “and the dollar amount of each release of Tranche A Overfunded Amounts from the Roanoke Account (for the sole account of the sub-ledger of the Tranche A Special Disbursement Ledger)” in lines 5, 6 and 7 of paragraph (a) in the definition for “Tranche A Application for Borrowing”;

(v) deleting the words “and the dollar amount of each release of Tranche B Overfunded Amounts from the Roanoke Account (for the sole account of the sub-ledger of the Tranche B Special Disbursement Ledger)” in lines 5, 6 and 7 of paragraph (a) in the definition for “Tranche B Application for Borrowing”;

(vi) deleting the words “Roanoke Account” in line 6 of the definition for “Cash Revenues”, in line 6 of the definition for “Gross Revenues”, and in line 17 of the definition for “Tranche B Debt Service”, and inserting the word “Accounts” in their place and stead;

(vii) adding the words “, each for the purpose of maintaining a record of all amounts in, and all deposits, withdrawals, investments and transfers into or from, the Roanoke Account until the Amendment No. 10 Execution Date” to the end of the definition for “Ledger” and “Ledgers”.

(viii) deleting the words “Ledger of the Roanoke Account” in line 23 of the definition for “Permitted Investments”, and inserting the word “Account” in their place and stead.

(ix) deleting the words “and (j)” in the eighth line of the definition for “Security Documents” and inserting the words “(j) the Amendment, Assignment and Assumption Agreement, (k) the Agency Agreement and Consent, (l) the Deposit Agreement, (m) the Master Amendment to Security Documents and (n)".

               3.       Amendments to the Credit Agreement. Subject to Section 14 hereof, the Credit Agreement is hereby amended as follows:

(a) The preamble of the Credit Agreement is hereby amended by (i) deleting the words “(ii) CREDIT SUISSE” and inserting the words “(ii) DEXIA CREDIT LOCAL, New York Agency”, (ii) deleting the words “(iv) CREDIT SUISSE, New York Branch” and inserting the words “DEXIA CREDIT LOCAL, New York Agency” and (iii) deleting the words “(v) CREDIT SUISSE” and inserting the words “(v) DEXIA CREDIT LOCAL, New York Agency”.

(b) Sections 2.5(b)(i)(A), 2.5(b)(ii) and 6.5(c) of the Credit Agreement are hereby amended by deleting the words “Roanoke Account (for the sole account of the Rova I Contingency Ledger)" in lines 4 and 5 of Section 2.5(b)(i)(A), in lines 7 and 8 of Section 2.5(b)(ii) and in lines 10 and 11 of Section 6.5(c), and the words “Rova I Contingency Account” shall be inserted in their place and stead;

(c) Section 2.1(b)(i) of the Credit Agreement is hereby amended by deleting the second sentence thereof in its entirety;

(d) Section 2.1(e) of the Credit Agreement is hereby amended by deleting, in the last sentence thereof, the words “and without regard to the $10,000,000 limitation set forth in the first sentence of Section 2.1(f)(ii) hereof,”.

(e) Section 2.1(f) of the Credit Agreement is hereby deleted in its entirety.

(f) Sections 2.5(b)(i)(A), 2.5(b)(i)(H), 2.5(b)(ii) and 6.5(c) of the Credit Agreement are hereby amended by deleting the words “Roanoke Account (for the sole account of the Rova II Contingency Ledger)” in line 5 of Section 2.5(b)(i)(A), in line 4 of Section 2.5(b)(i)(H), in lines 26 and 27 of Section 2.5(b)(ii) and in line 11 of Section 6.5(c), and the words “Rova II Contingency Account” shall be inserted in their place and stead;

(g) Section 3.1(d)(i) of the Credit Agreement is hereby amended by deleting the words “Roanoke Account (for the sole account of the Rova II Sub-Ledger of the Contingency Ledger)” in line 22 thereof, and the words “Rova II Sub-Account of the Contingency Account” shall be inserted in their place and stead;

(h) Section 2.6(a) of the Credit Agreement is hereby amended by deleting the words “The Bank of New York, ABA No. 021 000 018 (for credit to the account of Credit Suisse First Boston, “CSFB-Project Finance Funds Clearing” (account no. 890-0410-701) for subsequent credit to “CSFB-Rova I and II” (account no. 890-0410-639)” and inserting the following words: “JP Morgan Chase, ABA No. 021000021, Account #: 400-083917".

(i) Section 3.2(f)(ii) of the Credit Agreement is hereby amended by inserting after the words “Section 2.4(c) hereof” in the nineteenth line of the first paragraph thereof the words “and to any outstanding fees and expenses of any of the Secured Parties relating to any Series 1991 Drawing in accordance with Section 6.24 hereof” and by inserting after the words “Section 2.4(c) hereof” in the eighteenth line of the second paragraph thereof the words “and to any outstanding fees and expenses of any of the Secured Parties relating to any Series 1993 Drawing in accordance with Section 6.24 hereof”.

(j) A new Section 3.4(f) of the Credit Agreement is hereby inserted as follows:

“(f) After any successor Issuing Bank shall have issued any of the replacement Rova I Virginia Power Letter of Credit or the replacement Rova II Virginia Power Letter of Credit in accordance herewith, the provisions of this Section 3.4 shall continue in effect for any prior Issuing Bank’s benefit in respect of any actions taken or omitted by it while it acted as Issuing Bank hereunder.”

(k) Section 6.1 of the Credit Agreement is amended and restated in its entirety as follows:

“6.1 The Accounts.

(a) [Reserved].

(b) Project Control Account. The Borrower hereby irrevocably requests that the Agent shall maintain a special account (the “Project Control Account”) at BNY and such account shall be titled “Project Control Account”. The Agent shall have “control” (within the meaning of the UCC) over the Project Control Account in accordance with the terms of the Deposit Agreement. The Project Control Account shall be maintained so long as there exists any amount in any of the funds or accounts created under the Series 1991 Indenture or the Series 1993 Indenture. Until the Tranche B Conversion Date, Borrower shall maintain a sub-account of the Project Control Account (the “Rova II Sub-Account”) into which all Cash Revenues from the Rova II Facility shall be deposited. All Cash Revenues (and insurance proceeds not required to be deposited in the Contingency Account pursuant to Section 6.1(i) hereof) shall be deposited in the Project Control Account. Borrower has irrevocably instructed all parties paying Cash Revenues to Borrower, and shall so instruct all other parties at any time paying Cash Revenues to Borrower, to make such payments into the Project Control Account. On the Amendment No. 10 Execution Date, the proceeds of the funds which were on deposit in the Original Project Control Account shall be deposited in the Project Control Account (including that proceeds of funds which were on deposit in the Original Rate Sub-Account shall be deposited in the Rate Sub-Account).

(c) Withdrawals from Project Control Account. Borrower hereby irrevocably authorizes Agent to cause BNY to make withdrawals from the Project Control Account, pursuant to the terms of this Agreement and the Deposit Agreement and for the purposes of satisfying the provisions of this Section 6.1, as follows:

(i) Payment of Cash and Other Expenses: Upon the request of Borrower, the Agent shall cause BNY to withdraw and transfer from the Project Control Account such amount as Borrower requests in order to pay Cash Expenses (directly to such payees as Borrower specifies or through funds transferred to the Local Bank Account); provided that in the event the Combined Debt Service Coverage Ratio or the Combined Projected Debt Service Coverage Ratio as calculated on the most recent Calculation Delivery Date is less than 1.1 to 1.0, then until such condition no longer exists, any withdrawals and transfers of funds for Cash Expenses that would cause the aggregate withdrawals in such month for Cash Expenses to exceed the aggregate Operating Costs allocated for such month in the Rova I Operating Budget and the Rova II Operating Budget shall require (except for withdrawals needed to fund emergency measures) the prior written consent of Agent and, commencing on the 12th anniversary of the Tranche A Conversion Date, Institutional Agent, in each case not to be unreasonably withheld or delayed);

(ii) Payments to Ash Reserve Account: After making the withdrawals specified in clause (i) above, on each Repayment Date, withdraw and transfer for deposit in the Ash Reserve Account, to the extent funds are available, an amount equal to the lesser of (A) the excess of the Required Ash Reserve Balance over the then-current balance in the Ash Reserve Account and (B) the sum of (1) $1.35 (in 1991 U.S. dollars) per ton of ash disposed of during the six month period immediately preceding such Repayment Date (such dollar amount subject to increase promptly after the end of each calendar year to reflect changes in the GNP Deflator during the immediately preceding calendar year) and (2) any amounts not previously deposited in the Ash Reserve Account due to unavailability;

(iii) Payment of Agency Fee: After making the withdrawals specified in clauses (i) and (ii) above, on each date on which such fee is payable, withdraw and pay the Agency Fees referred to in Section 2.2(d)(i) hereof to Agent;

(iv) Payments of Interest, L/C Fees and Interest Rate Hedge Costs: After making the withdrawals specified in clauses (i) through (iii) above, (x) on each Interest Payment Date and on each date upon which payment is required under Section 2.2(d)(ix) hereof or under any Interest Rate Hedge Agreement, withdraw and transfer accordingly for the payment of any interest on the Tranche A Loans, Tranche A Institutional Loans, Rova I L/C Fees, Series 1991 Bond L/C Fees, Yield-Maintenance Premiums on the Tranche A Institutional Loans and other fees due under any of the Loan Instruments in connection with the Tranche A Loans, and the Series 1991 Letter of Credit, including any Interest Rate Hedge Agreement and (y) on each Interest Payment Date and on each date occurring on and after the Tranche B Conversion Date upon which payment is required under Section 2.2(d)(ix) hereof, withdraw and transfer accordingly for the payment of any interest on the Tranche B Loans, Tranche B Institutional Loans, Rova II L/C Fees, Series 1993 Rova Bond L/C Fees, Yield-Maintenance Premiums on the Tranche B Institutional Loans and other fees due under any of the Loan Instruments in connection with the Tranche B Loans;

(v) Payments of Debt Service: After making the withdrawals specified in clauses (i) through (iv) above, on each Repayment Date and on each date that Borrower incurs a Rova I L/C Reimbursement Obligation that cannot be automatically converted into a Loan and on each Repayment Date that Borrower incurs a Rova II L/C Reimbursement Obligation that cannot be automatically converted into a Tranche B Loan, withdraw and transfer accordingly amounts for the payment of Debt Service (after taking into account payments made pursuant to clauses (iii) and (iv) above) due and payable on such date;

(vi) Payments to Repair and Maintenance Account: After making the withdrawals specified in clauses (i) through (v) above, on each Repayment Date, withdraw and transfer for deposit in the Repair and Maintenance Account, to the extent funds are available, an amount equal to the lesser of (A) the excess of the Required Maintenance Balance over the then-current balance in the Repair and Maintenance Account and (B) the sum of (1) $110,000 (in 1992 U.S. dollars) such dollar amount subject to increase promptly after the end of each calendar year to reflect changes in the GNP Deflator during the immediately preceding calendar year plus (2) 50% of the Plant Aging Allowance Amount for the calendar year in which such Repayment Date occurs plus (3) any amounts not previously deposited in the Repair and Maintenance Account due to unavailability;

(vii) Payments to Debt Protection Account: After making the withdrawals specified in clauses (i) through (vi) above, on each Repayment Date or such other date as requested by Borrower and approved by Agent in its sole discretion, withdraw and transfer for deposit in the Debt Protection Account up to a maximum amount of $18,000,000 to the extent necessary to fund the full amount of the Required Debt Protection Balance, as follows: (A) first, 50% of Discretionary Cash Flow; and (B) second, 100% of remaining Discretionary Cash Flow as of such Repayment Date in an amount equal to the difference between (x) the sum of all amounts previously withdrawn from such account or drawn under the Debt Protection Letter of Credit to satisfy Borrower’s obligations under the Loan Instruments less (y) the sum of all amounts previously deposited in such account pursuant to this clause (B);

(viii) Capital Expenditures: After making the withdrawals specified in clauses (i) through (vii) above, on any date withdraw such amounts as are permitted under or consented to by Agent pursuant to Section 6.6(c) hereof for capital expenditures;

(ix) Payments to Additional Collateral Account: After making the withdrawals specified in clauses (i) through (viii) above, on each Repayment Date, withdraw and transfer amounts for deposit in the Additional Collateral Account to the extent necessary to fund the full amount of the Required Additional Collateral Balance, as follows: (A) if on any Repayment Date the Combined Debt Service Coverage Ratio or the Combined Projected Debt Service Coverage Ratio, in each case as of the immediately preceding Calculation Delivery Date, is less than 1.20 to 1.00 and greater than or equal to 1.15 to 1.00, an amount equal to 50% of Residual Cash Flow; (B) if on any Repayment Date the Combined Debt Service Coverage Ratio or the Combined Projected Debt Service Coverage Ratio, in each case as of the immediately preceding Calculation Delivery Date, is less than 1.15 to 1.00 and greater than or equal to 1.10 to 1.00, an amount equal to 75% of Residual Cash Flow; and (C) if on any Repayment Date the Combined Debt Service Coverage Ratio or the Combined Projected Debt Service Coverage Ratio, in each case as of the immediately preceding Calculation Delivery Date, is less than 1.10 to 1.00, an amount equal to 100% of Residual Cash Flow. “Residual Cash Flow” means, as of any Repayment Date, the Discretionary Cash Flow as calculated for such Repayment Date less the sum of all amounts to be deposited on such Repayment Date in the Debt Protection Account and all payments made as of such Repayment Date pursuant to Section 6.1(c) (viii) hereof since the Repayment Date immediately preceding such Repayment Date;

(x) Payments to Disallowance Reserve Account: After making the withdrawals specified in clauses (i) through (ix) above, if a Disallowance (except where such Disallowance is due to certain actions or inactions of Virginia Power that will not result, pursuant to the Rova I Power Purchase Agreement or the Rova II Power Purchase Agreement, as applicable, in reductions in the revenue stream thereunder) has occurred, on each Repayment Date after such Disallowance has first occurred, withdraw and transfer amounts for deposit in the Disallowance Reserve Account, to the extent necessary to fund the full amount of the Required Disallowance Balance, as follows: (A) during the period commencing on the Closing Date and ending on the last day of the fifth year following the Rova I Commercial Operations Date, 10% of Remaining Cash Flow, (B) during the period commencing on the first day of the sixth year and ending on the last day of the tenth year following the Rova I Commercial Operations Date, 50% of Remaining Cash Flow; and (C) during the period commencing on the first day of the eleventh year following the Rova I Commercial Operations Date and ending on the Tranche B Institutional Maturity Date, 100% of Remaining Cash Flow. “Remaining Cash Flow” means, as of any Repayment Date, the Residual Cash Flow for such Repayment Date less all amounts to be deposited on such Repayment Date in the Additional Collateral Account; and

(xi) Transfers or Distributions by Borrower: After making the withdrawals specified in clauses (i) through (x) above, Agent may cause BNY to retain in a sub-account of the Project Control Account (which sub-account shall not be available for the uses contemplated in (i) above) (hereinafter, the “Rate Sub-Account”) an amount equal to the Rate Redetermination Amount upon (x) the issuance of an initial decision (as defined in 18 C.F.R. § 385.702(a), or any successor provision thereof, hereinafter referred to as an “Initial Decision”) that recommends a reduction in the rates payable to Borrower under the Rova I Power Purchase Agreement or (y) the issuance by FERC or any other regulatory body having jurisdiction over the rates under the Rova I Power Purchase Agreement of an order setting for hearing the issue of the reasonableness of such rates. The Rate Redetermination Amount shall no longer be retained after the earlier to occur of (1) the satisfaction of Borrower’s obligation under clauses (x) or (y) of Section 6.26 hereof; (2) the issuance of a final order by the FERC or such other regulatory body affirming the reasonableness of such rates, or (3) the date on which it shall otherwise be evident (to the reasonable satisfaction of the Agent) that no action is reasonably likely to be taken by FERC or such other regulatory body with respect to such Initial Decision, order or hearing, and if such retention ceases, then on the next succeeding Repayment Date Agent shall withdraw and transfer to Borrower all funds so retained as set forth in the last paragraph of this clause (xi); provided further, that if the applicable FERC (or other such regulatory body) proceeding has not resulted in a final order on the merits within 15 months after the applicable “refund effective date” within the meaning of section 206(b) of the FPA, then retention under this section shall not be made with respect to Cash Revenues derived from electricity sold from the Facilities after such 15 months have expired, unless Agent shall have reasonably determined that the primary reason that such proceeding shall not have been resolved is the dilatory conduct of the Borrower. In addition, immediately upon the issuance of a final order on the merits by the FERC (or such other regulatory body) reducing the rates payable to Borrower under the Rova I Power Purchase Agreement, (x) all funds in the Rate Sub-Account shall be applied to prepay the Loans and the Institutional Loans in accordance with Section 2.5(b) (vi) hereof and (y) funds in the Project Control Account shall be retained in amounts as Agent shall reasonably determine to be required to satisfy the unpaid portion of the Rate Redetermination Amount. In addition, the Agent, in its discretion, may use such funds at any time to pay costs and expenses incurred in connection with the Substitute Steam Arrangements and not previously paid for by Borrower.

After any such amounts are retained in the Rate Sub-Account and after retaining in the Project Control Account (A) a minimum balance of at least $900,000, plus (B) such amounts as Agent reasonably determines (based on current indications of operations and taking account of anticipated accumulations of funds in subsequent months) are reasonably necessary to anticipate any payments that Borrower may be required to make to Virginia Power pursuant to the Rova I Power Purchase Agreement or the Rova II Power Purchase Agreement prior to the next succeeding Repayment Date, and subject to Section 6.18(b) hereof, then, on each Repayment Date, Agent shall cause BNY to withdraw and transfer the monies remaining in the Project Control Account to such account as Borrower shall direct, including any account permitted pursuant to Section 6.10(b) hereof; provided that within three years after the Tranche A Conversion Date, Borrower, Agent, Co-Agents and Institutional Agent shall negotiate in good faith a procedure that will permit withdrawals to be made under this clause (xi) on a quarterly rather than a semi-annual basis, while preventing, in the reasonable judgment of Agent, Co-Agents and Institutional Agent, any increase in the risk to the Lenders, the Institutional Lenders, the Issuing Bank and the Bond L/C Issuing Bank of non-payment of any obligation under the Loan Instruments. Borrower may from time to time withdraw funds then on deposit in the Project Control Account as Retained Amounts upon delivery to Agent of an unconditional, absolute and irrevocable letter of credit or third party guaranty in each case in form and substance and from an issuer or third party, as the case may be, satisfactory to Agent and Co-Agents in their sole discretion.

(d) Ash Reserve Account. (i) The Agent, at the request of the Borrower, shall maintain a special account (the “Ash Reserve Account”) at BNY and such account shall be titled “Ash Reserve Account”. The Agent shall have “control” (within the meaning of the UCC) over the Ash Reserve Account in accordance with the terms of the Deposit Agreement. The Ash Reserve Account shall be funded pursuant to Section 6.1(c)(ii) hereof up to a maximum amount of $1,000,000 (the “Required Ash Reserve Balance”). On the Amendment No. 10 Execution Date, the proceeds of the funds which were on deposit in the Original Ash Reserve Account shall be deposited in the Ash Reserve Account. The Borrower shall cause the Agent to cause BNY to use funds in the Ash Reserve Account for payment of the “Capacity Charges” described in Section 6(b) of the Ash Disposal Agreement. So long as no Event of Default has occurred and is continuing, on each Repayment Date, Agent shall cause BNY to transfer on instruction by Borrower any amount in excess of the Required Ash Reserve Balance for deposit in the Project Control Account as an item of Cash Revenues and such amount shall be applied on such date pursuant to the provisions of Section 6.1(c) hereof and shall be available for withdrawal by Agent for the benefit of the Borrower from the Project Control Account pursuant to Section 6.1(c)(xi) above on such date, subject to any prior applications pursuant to Section 6.1(c) hereof; and

(ii) Notwithstanding any provision in this Agreement or any of the Loan Instruments to the contrary, including Section 6.1(d)(i) hereof, commencing upon the effective date of Amendment No. 6 to the Credit Agreement:

(A) the Ash Reserve Account shall be funded pursuant to Section 6.1(c)(ii) hereof up to a maximum amount of $600,000 and such amount shall be considered the “Required Ash Reserve Balance”, provided, that, in the event that any of the funds held in the Ash Reserve Account are used pursuant to section 6.1(d)(ii)(B) below, such maximum amount shall immediately increase to $1,000,000 and the term “Required Ash Reserve Balance” shall revert to the meaning given such term in Section 6.1(d)(i) above; and

(B) The Lenders and Institutional Lenders shall be entitled to use the funds in the Ash Reserve Account to satisfy payment obligations of Borrower under the Loan Instruments after (1) distributing funds from the Additional Collateral Account for such purpose pursuant to Section 6.1(g) below; and (2) using funds in the Debt Protection Account for such purpose pursuant to Section 6.1(f) below; provided, that, in the event that the Borrower receives written notice from the Independent Engineer that a new Ash Monofill (as defined in the Ash Disposal Agreement) will be required for the Facilities, immediately upon the receipt of such notice by Borrower, and thereafter, (x) the funds in the Ash Reserve Account shall no longer be used as provided in this Section 6.1(d)(ii)(B), (y) the maximum amount to which the Ash Reserve Account shall be funded shall increase to $1,000,000, and (z) the term “Required Ash Reserve Balance” shall revert to the meaning given such term in Section 6.1(d)(i) above.

(e) Repair and Maintenance Account. The Agent, at the request of the Borrower, shall maintain a special account (the “Repair and Maintenance Account”) at BNY and such account shall be titled “Repair and Maintenance Account”. The Agent shall have “control” (within the meaning of the UCC) over the Repair and Maintenance Account in accordance with the terms of the Deposit Agreement. The Repair and Maintenance Account shall be funded pursuant to Section 6.1(c)(vi) hereof up to a maximum amount of (x) $2,200,000 on or prior to January 31, 2004 and after January 31, 2010 and (y) $2,600,000 after January 31, 2004 through and including January 31, 2010 (such amount the “Required Maintenance Balance”). On the Amendment No. 10 Execution Date, the proceeds of the funds which were on deposit in the Original Repair and Maintenance Account shall be deposited in the Repair and Maintenance Account. Borrower may only use funds in the Repair and Maintenance Account from time to time to pay prudent expenses associated with major equipment inspection, major overhaul, major repair and major component replacement with respect to the Facilities. So long as no Event of Default has occurred and is continuing, on each Repayment Date, Agent shall cause BNY to transfer on instruction by Borrower any amount in excess of the Required Maintenance Balance for deposit in the Repair and Maintenance Account as an item of Cash Revenues and such amount shall be applied on such date pursuant to the provisions of Section 6.1(c) hereof and shall be available for withdrawal by Borrower from the Repair and Maintenance Account pursuant to Section 6.1(c)(xi) above on such date, subject to any prior applications pursuant to Section 6.1(c) hereof.

(f) Debt Protection Account. (aa) The Agent, at the request of the Borrower, shall maintain a special account (the “Debt Protection Account”) at BNY and such account shall be titled “Debt Protection Account”. The Agent shall have “control” (within the meaning of the UCC) over the Debt Protection Account in accordance with the terms of the Deposit Agreement. The Debt Protection Account shall be funded pursuant to Section 6.1(c)(vii) hereof and as set forth in this Section 6.1(f) up to a maximum amount of $20,000,000 (the “Required Debt Protection Balance”). On the Amendment No. 10 Execution Date, the proceeds of the funds which were on deposit in the Original Debt Protection Account shall be deposited in the Debt Protection Account. The Lenders and the Institutional Lenders shall be entitled to use the funds in the Debt Protection Account to satisfy payment obligations of Borrower under the Loan Instruments after distributing funds from the Additional Collateral Account for such purpose pursuant to Section 6.1(g) below. So long as no Event of Default has occurred and is continuing, on each Repayment Date, Agent shall cause BNY to transfer on instruction by Borrower any amount in excess of the Required Debt Protection Balance for deposit in the Project Control Account as an item of Cash Revenues and such amount shall be applied on such date pursuant to the provisions of Section 6.1(c) hereof and shall be available for withdrawal by Borrower from the Project Control Account pursuant to Section 6.1(c)(xi) above on such date, subject to any prior applications pursuant to Section 6.1(c) hereof.

Borrower may from time to time cause Agent to withdraw for Borrower’s benefit funds then on deposit in the Debt Protection Account up to an aggregate maximum amount of $19,700,000 upon delivery to Agent of one or more (but no more than three at any one time outstanding) unconditional, absolute and irrevocable letters of credit in form and substance and from (i) an issuer whose senior unsecured debt is rated “Aal” or better by Moody’s or “AA+” or better by S&P or possessing an equivalent rating from another nationally recognized credit rating agency of similar standing acceptable to Agent, or (ii) Bank One, N.A. provided that its senior unsecured debt is rated “Aa2” or better by Moody’s or “A” or better by S&P or an equivalent rating from another nationally recognized credit rating agency of similar standing acceptable to Agent (each such letters of credit as each may be amended, supplemented, renewed or replaced (with the consent of Majority Lenders) is hereinafter referred to as the “Debt Protection Letter of Credit”) together with such corporate documents, legal opinions and other documents and information, all as Agent may reasonably request. The amount of any Debt Protection Letter of Credit shall equal the amount of cash withdrawn from the Debt Protection Account (exclusive of withdrawals made pursuant to Section 6.1(f)(bb)(B) hereof, for which no Debt Protection Letter of Credit is required). Each Debt Protection Letter of Credit shall provide that Agent may draw down the amount of any such Debt Protection Letter of Credit and apply the same to satisfy payment obligations for which funds in the Debt Protection Account may be used, and upon any such drawing Agent shall draw down the full amount of all such Debt Protection Letters of Credit and deposit the amount of such drawdowns in the Debt Protection Account. After Agent shall have so drawn down on any Debt Protection Letter of Credit, Borrower shall not be entitled to deliver additional Debt Protection Letters of Credit until and unless the Debt Protection Account is funded in the full amount of the Required Debt Protection Balance. Each Debt Protection Letter of Credit shall provide that Agent may draw on such Debt Protection Letter of Credit if (x) Borrower shall fail to deliver to Agent a further renewal or replacement of such Debt Protection Letter of Credit then in effect not less than 30 days prior to its expiration date or (y) upon five days notice to Borrower if the rating of the senior unsecured debt of the issuer of such Debt Protection Letter of Credit is downgraded such that (i) its senior unsecured debt is no longer rated “Aa1” or better by Moody’s or “AA+” or better by S&P (or the equivalent thereof by another nationally recognized credit agency of similar standing), or (ii) in the case of Bank One, N.A., its senior unsecured debt is no longer rated “Aa2” or better by Moody’s or “A” or better by S&P (or the equivalent thereof by another nationally recognized credit agency of similar standing). Each Debt Protection Letter of Credit shall be (i) for a minimum of 364 days and (ii) in the case of a renewal or replacement, in an amount equal to the stated amount of such Debt Protection Letter of Credit being replaced (with provisions providing for increases thereof identical to the Debt Protection Letter of Credit being replaced) or with other substantially similar provisions (other than as to the stated amount thereof) acceptable to Agent in its sole discretion. Borrower agrees that if any dispute shall arise as to the right of Agent to submit any Debt Protection Letter of Credit for payment or to draw thereunder, Borrower will not join the issuer thereof in any action or proceeding seeking to enjoin or stop payment on such Debt Protection Letter of Credit. Nothing contained in this paragraph shall affect Borrower’s continuing obligations to deposit funds in the Debt Protection Account as provided in this Section 6.1 unless and until such obligations have been satisfied by delivery to Agent of a Debt Protection Letter of Credit or an increase in the amount available under any Debt Protection Letter of Credit then held by Agent. The amount of any Debt Protection Letter of Credit shall be deemed to be included in the balance of the Debt Protection Account for purposes of determining the balance of the Debt Protection Account where required to do so in this Agreement. Each Debt Protection Letter of Credit shall constitute a Loan Instrument. Costs and expenses incurred by or on behalf of Borrower in connection with any Debt Protection Letter of Credit shall not constitute Cash Expenses.

(bb) Notwithstanding the provisions of Section 6.1(f)(aa) above, (A) commencing on the effective date of Amendment No. 6 to Credit Agreement and ending on January 31, 2010, (x) the maximum amount to which the Debt Protection Account shall be funded shall be increased by $550,000 on each Repayment Date that is a Quarterly Date in January and each Repayment Date that is a Quarterly Date in July, commencing on January 1, 2002 through and including July 31, 2008 and (y) the term “Required Debt Protection Balance” shall mean, at any given time, the maximum amount to which the Debt Protection Account shall be funded in accordance with this section 6.1(f)(bb); and (B) as long as no Event of Default has occurred and is continuing, (1) on January 31, 2009, any amounts on deposit in the Debt Protection Account in excess of $23,000,000 and (2) on January 31, 2010, the Agent shall cause any amounts on deposit in the Debt Protection Account in excess of $20,000,000 to be distributed to the Borrower to such account as Borrower shall direct and simultaneously with the last such distribution, the provisions of this Section 6.1(f)(bb) shall cease to have any force or effect.

(g) Additional Collateral Account. The Agent, at the request of the Borrower, shall maintain a special account (the “Additional Collateral Account”) at BNY and such account shall be titled “Additional Collateral Account”. The Agent shall have “control” (within the meaning of the UCC) over the Additional Collateral Account in accordance with the terms of the Deposit Agreement. The Additional Collateral Account shall be funded pursuant to Section 6.1(c)(ix) hereof up to a maximum amount of $20,000,000 (the “Required Additional Collateral Balance”). On the Amendment No. 10 Execution Date, the proceeds of the funds which were on deposit in the Original Additional Collateral Account shall be deposited in the Additional Collateral Account. The Lenders and the Institutional Lenders shall be entitled to use the funds in the Additional Collateral Account to satisfy payment obligations of Borrower under the Loan Instruments. If on any Calculation Delivery Date the Combined Debt Service Coverage Ratio and the Combined Projected Debt Service Coverage Ratio then delivered pursuant to Section 6.2 hereof are equal to or greater than 1.25 to 1.00, so long as no Event of Default has occurred and is continuing, then Agent shall cause BNY to transfer on instruction by Borrower the monies in the Additional Collateral Account for deposit in the Project Control Account as an item of Cash Revenues. Funds in the Additional Collateral Account may, upon three Banking Days’ prior written notice from Borrower to Agent, be used to prepay Agreement Term Loans (including a reduction in the Bond Letter of Credit Facilities) and Institutional Term Loans (together with the Yield-Maintenance Premium with respect to the principal amount of the Institutional Term Loans being prepaid) on a pro rata basis (such prepayments to be applied to whichever is the last maturing principal repayment as between the Tranche A Term Loan and the Tranche B Term Loan and to whichever is the last maturing principal repayment as between the Tranche A Institutional Term Loan and the Tranche B Institutional Term Loan). So long as no Event of Default has occurred and is continuing, on each Repayment Date, Agent shall transfer on instruction by Borrower any amount in excess of the Required Additional Collateral Balance for deposit in the Project Control Account as an item of Cash Revenues and such amount shall be applied on such date pursuant to the provisions of Section 6.1(c) hereof and shall be available for withdrawal by Borrower from the Project Control Account pursuant to Section 6.1(c)(xi) above on such date, subject to any prior applications pursuant to Section 6.1(c) hereof.

(h) Disallowance Reserve Account. Commencing on or prior to an event of Disallowance that requires deposits to be made pursuant to Section 6.1(c)(x) hereof, the Agent shall, at the request of Borrower, maintain a special account (the “Disallowance Reserve Account”) at BNY and such account shall be titled “Disallowance Reserve Account”. The Agent shall have “control” (within the meaning of the UCC) over the Disallowance Reserve Account in accordance with the terms of the Deposit Agreement. The Disallowance Reserve Account shall be funded from time to time pursuant to Section 6.1(c)(x) hereof up to a maximum amount, calculated as the aggregate of all such fundings (the “Required Disallowance Funding”), equal to the least of (“Required Disallowance Balance”) (i) $34,500,000, (ii) the aggregate amount, as determined by Institutional Agent and Agent, that will be due and owing to Virginia Power (whether by direct payment or as set-offs or deductions from payments due from Virginia Power) pursuant to the terms of Article 18 of each of the Power Purchase Agreements (including any interest) for the period commencing (a) with respect to the Rova I Power Purchase Agreement, on the 18th anniversary of the Rova I Commercial Operations Date and ending on the Tranche B Institutional Maturity Date and (b) with respect to the Rova II Power Purchase Agreement, or in the event the Rova II Power Purchase Agreement has been terminated, with respect to the Rova I Power Purchase Agreement, on the 15th anniversary of the Rova II Commercial Operations Date and ending on the Tranche B Institutional Maturity Date and (iii) until all Obligations to the Accounts and Lenders have been satisfied in full, the Total Outstanding Extensions of Credit on the date of the applicable funding and thereafter the difference (if a positive number) between the aggregate unpaid principal amount of the Institutional Loans outstanding on the date of the applicable funding and the balance of the Debt Protection Account on such date. On the Amendment No. 10 Execution Date, the proceeds of the funds which were on deposit in the Original Disallowance Reserve Account shall be deposited in the Disallowance Reserve Account. Funds in the Disallowance Reserve Account shall be used only as follows: (x) at any time the Institutional Lenders shall be entitled to use the funds in the Disallowance Reserve Account to satisfy payment obligations of Borrower under the Loan Instruments upon any declaration that Obligations are due and payable pursuant to Section 7.2(a) hereof, and (y) from and after the earlier of the 18th anniversary of the Rova I Commercial Operations Date or the 15th anniversary of the Rova II Commercial Operations Date, the Institutional Lenders shall also be entitled to use the funds in the Disallowance Reserve Account to satisfy payment obligations of Borrower under the Loan Instruments upon any Event of Default under Section 7.1(a) hereof, provided, that any application of funds pursuant to clause (x) or (y) hereof to any Obligations to the Institutional Agent or Institutional Lenders shall be made only as part of a prorata application to the Obligations of all the Secured Parties, based on each Secured Party’s share of the Total Outstanding Extensions of Credit as of the date of such application and any prepayments of principal shall be applied to whichever is the last maturing principal repayment as between the Tranche A Term Loan and the Tranche B Term Loan, and to whichever is the last maturing principal repayment as between the Tranche A Institutional Term Loan and the Tranche B Institutional Term Loan. In addition, commencing on the earlier of the 18th anniversary of the Rova I Commercial Operations Date or the 15th anniversary of the Rova II Commercial Operations Date, and so long as no Default or Event of Default has occurred and is continuing, on each Repayment Date, Borrower may use funds in the Disallowance Reserve Account to prepay the Institutional Term Loan, together with the Yield-Maintenance Premium with respect to the principal amount of the Institutional Term Loan being prepaid, such prepayments to be applied to whichever is the last maturing principal repayment as between the Tranche A Institutional Term Loan and the Tranche B Institutional Term Loan. So long as no Event of Default has occurred and is continuing, on each Repayment Date, Agent shall transfer on instruction by Borrower any amount in excess of the Required Disallowance Funding for deposit in the Project Control Account as an item of Cash Revenues and such amount shall be applied on such date pursuant to the provisions of Section 6.1(c) hereof and shall be available for withdrawal by Borrower from the Project Control Account pursuant to Section 6.1(c)(xi) above on such date, subject to any prior applications pursuant to Section 6.1(c) hereof. The Disallowance Reserve Account and the funds therein shall be held by a collateral agent designated by Institutional Agent and said collateral agent shall hold a perfected prior security interest therein for the benefit of Institutional Agent and Institutional Lenders only, provided that disbursements from the Disallowance Reserve Account shall be made in accordance with this Section 6.1(h), where required, for the benefit of the Secured Parties. Documentation reflecting the arrangement contemplated in this Section 6.1(h) shall be satisfactory to the Institutional Agent and Agent.

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(i) Contingency Account. The Agent, at the request of the Borrower, shall maintain two special accounts (the “Rova I Contingency Account” and the “Rova II Contingency Account”) at BNY and such accounts shall be titled “Roanoke Rova I Contingency Account” and “Rova II Contingency Account”. The Agent shall have “control” (within the meaning of the UCC) over the Contingency Account in accordance with the terms of the Deposit Agreement. All of the monies specified below shall be deposited in the Contingency Accounts as set forth below. On the Amendment No. 10 Execution Date, the proceeds of the funds which were on deposit in the Original Rova I Contingency Account shall be deposited in the Rova I Contingency Account and proceeds of the funds which were on deposit in the Original Rova II Contingency Account shall be deposited in the Rova II Contingency Account. Borrower hereby irrevocably authorizes Agent to cause BNY to open sub-accounts within the Contingency Accounts for ease of administration, and to cause BNY to make withdrawals from the Contingency Accounts pursuant to this Agreement for the purposes set forth below, or, where not specified or determinable, as Agent shall reasonably deem necessary or advisable:

(i) Casualty Proceeds: All proceeds of Insurance Policies (other than such proceeds aggregating less than $2,000,000 in any fiscal year of Borrower, which shall be released directly to Borrower for use in restoration of the Facility to which the proceeds relate in accordance with Section 6.16 hereof), condemnation awards and similar payments, to be applied pursuant to Section 6.16 hereof, or, to the extent such proceeds are not to be used for restoration pursuant to Section 6.16, to be deposited into the Rova I Contingency Account to the extent such proceeds relate to the Rova I Facility and into the Rova II Contingency Account to the extent such proceeds relate to the Rova II Facility and to the extent such proceeds cannot be so allocated, then, as the Agent and the Institutional Agent shall in their sole discretion determine to be applied to prepay the Agreement Term Loans and the Institutional Term Loans pursuant to Section 2.5(b) (ii) hereof;

(ii) [Reserved];

(iii) [Reserved];

(iv) Payments for Draw on Virginia Power Letter of Credit: Payments of equity pursuant to Section 2(c) of the Equity Agreement to be deposited into the Rova I Contingency Account and to be applied to satisfy any Rova I Virginia Power L/C Reimbursement Obligations then outstanding;

Payments of equity pursuant to Section 2(c), Sections 2(d) and the last sentence of Section 2(j) of the Equity Agreement which, in Agent’s determination, is to be allocated to Rova II Virginia Power L/C Reimbursement Obligations and to be deposited into the Rova II Contingency Account and to be applied to satisfy any Rova II Virginia Power L/C Reimbursement Obligations then outstanding;

(v) [Reserved];

(vi) Substitute Steam Costs: Payments under clause (x) of Section 2(h) of the Equity Agreement in respect of the Substitute Steam Arrangements shall be deposited into the Rova I Contingency Account to be applied by Agent for the costs and expenses incurred in connection with the Substitute Steam Arrangements.

(vii) Indemnification Payments: Payments under indemnification agreements referred to in Section 2(g) of the Equity Agreement shall be deposited into the Contingency Accounts and shall be applied by Agent to make the payments owing under the Project Contracts in accordance with the terms thereof.

(j) Repayment Accounts. The Agent, at the request of Borrower, shall maintain two special depository accounts (the “Tranche A Repayment Account” and the “Tranche B Repayment Account”) at BNY and such accounts shall be titled “Tranche A Repayment Account” and “Tranche B Repayment Account”. The Agent shall have “control” (within the meaning of the UCC) over the Tranche A Repayment Account and the Tranche B Repayment Account in accordance with the terms of the Deposit Agreement. All of the Tranche A Repayment Amounts shall be deposited in the Tranche A Repayment Account and all of the Tranche B Repayment Amounts shall be deposited in the Tranche B Repayment Account. On the Amendment No. 10 Execution Date, the proceeds of the funds which were on deposit in the Original Tranche A Repayment Account shall be deposited in the Tranche A Repayment Account and proceeds of the funds which were on deposit in the Original Tranche B Repayment Account shall be deposited in the Tranche B Repayment Account. Borrower hereby irrevocably authorizes Agent to cause BNY to make withdrawals from the Tranche A Repayment Account to the extent necessary to permit Agent to apply all or any portion of such sums as are in the Tranche A Repayment Account against (i) L/C Reimbursement Obligations relating to the redemption of the Series 1991 Bonds as set forth in Section 2.4(c) hereof and Section 3.2(f)(ii) hereof and expenses or fees of any of the Secured Parties in accordance with Section 6.24 hereof related to any such redemption, (ii) the Term Loan arising from the conversion of the Drawings relating to the payment of the Series 1991 Bonds upon the acceleration thereof and expenses or fees of any of the Secured Parties in accordance with Section 6.24 hereof related to any such acceleration or (iii) against such other Obligations of Borrower as permitted under the Deposit Agreement. Borrower hereby irrevocably authorizes Agent to cause BNY to make withdrawals from the Tranche B Repayment Account to the extent necessary to permit Agent to apply all or any portion of such sums as are in the Tranche B Repayment Account against (i) L/C Reimbursement Obligations relating to the redemption of the Series 1993 Bonds as set forth in Section 2.4(c) hereof and Section 3.2(f)(ii) hereof and expenses or fees of any of the Secured Parties in accordance with Section 6.24 hereof related to any such redemption, (ii) the Term Loan arising from the conversion of the Drawings relating to the payment of the Series 1993 Bonds upon the acceleration thereof and expenses or fees of any of the Secured Parties in accordance with Section 6.24 hereof related to any such acceleration or (iii) against such other Obligations of Borrower as permitted under the Deposit Agreement.

(k) Permitted Investments. Funds in the Accounts (other than the Local Bank Account) may be invested and reinvested only in Permitted Investments and liquidated (at the risk and expense of Borrower) in accordance with instructions given to Agent by Borrower (prior to the occurrence of an Event of Default and, thereafter, as determined by Agent) and given by Agent to BNY in accordance with the Deposit Agreement. Agent shall not be required to cause BNY to take any action with respect to investing the funds in the Accounts in the absence of written instructions by Borrower. Neither Agent nor BNY shall be liable for any loss resulting from any Permitted Investment or the sale or redemption thereof. If and when cash is required for disbursement in accordance with this Section 6.1, Agent is authorized, without instructions from Borrower, to the extent necessary to make payments required pursuant to this Section 6.1 in the event Borrower fails to do so in a timely manner, to cause BNY to cause Permitted Investments to be sold or otherwise liquidated into cash (without regard to maturity) in such manner as Agent shall deem reasonable and prudent under the circumstances.

All funds in the Accounts and all Permitted Investments made in respect thereof (other than with respect to the Local Bank Account), shall be held by BNY under the control of Agent and the interests of Borrower therein shall constitute part of the security subject to the pledge and security interests created by the Security Documents.

(l) Accounts, Generally. Borrower shall not make, attempt to make or consent to the making of any withdrawal or transfer from the Accounts except in strict adherence to the provisions of this Agreement. Notwithstanding anything to the contrary herein, the Agent shall have the exclusive authority to give instructions and directions to BNY with respect to the Accounts. The Agent reserves its right at any time and from time to time to cause BNY to create separate accounts in respect of the Rova I Facility and the Rova II Facility and Borrower shall execute such documentation as Agent requests in connection with the creation of any such accounts and the continuation of the Lien created pursuant to the Deposit Agreement as to such new accounts.

(m) Use of Certain Collateral in Accounts. (i) Notwithstanding anything in Section 2.4 of the Deposit Agreement or this Agreement to the contrary, the Agent agrees that the Account Funds (as defined in the Deposit Agreement) in the Tranche A Repayment Account shall remain in the Tranche A Repayment Account until such time as (A) Borrower is permitted under the Series 1991 Indenture to cause the redemption of the Series 1991 Bonds referred to in Section 3.2(f)(ii) hereof and such Series 1991 Bonds are redeemed or (B) there shall have been an acceleration of the Series 1991 Bonds or (C) the Series 1991 Letter of Credit shall have terminated or expired while Series 1991 Bonds are Outstanding and a Person other than a Lender shall have delivered a Series 1991 Substitute Letter of Credit or a Series 1991 Fixed Rate Credit Facility to the Series 1991 Trustee. At such time as Borrower is permitted under the Series 1991 Indenture to cause the redemption of such Series 1991 Bonds and such Series 1991 Bonds are redeemed, Agent shall direct BNY to apply such sums as are in the Tranche A Repayment Account against the Rova I L/C Reimbursement Obligation, any interest outstanding with respect to such Obligation in accordance with Section 3.2(d)(iv)(F)(y) or Section 2.2(a) hereof and any fees and expenses outstanding with respect to such Obligation in accordance with Section 6.24 hereof relating to such redemptions. If there shall have been an acceleration of the Series 1991 Bonds, Agent shall direct BNY to apply such sums as are in the Tranche A Repayment Account against the principal and interest due with respect to existing Series 1991 Term Loan arising from the conversion of the Drawings relating to the payment of the Series 1991 Bonds upon acceleration and any fees and expenses outstanding with respect to such Term Loan in accordance with Section 6.24 hereof. At such time as the Series 1991 Letter of Credit terminates or expires while Series 1991 Bonds are Outstanding and a Person other than a Lender delivers a Series 1991 Substitute Letter of Credit or a Series 1991 Fixed Rate Credit Facility, then upon the repayment of the principal and interest due with respect to Series 1991 Term Loan and any fees and expenses outstanding with respect to such Term Loan in accordance with Section 6.24 hereof arising from the conversion of the Drawings relating to the redemption or acceleration of the Series 1991 Letter of Credit and application of any remaining Account Funds by the Agent in accordance with Section 6.1(m)(iv) hereof, Agent shall direct BNY to pay over to Borrower, or such other Person as Borrower directs, all Account Funds (as such term is defined in the Deposit Agreement) in the Tranche A Repayment Account (other than Tranche A Term Loan Repayment Amounts which shall be paid in accordance with Section 2.4 hereof).

(ii) Notwithstanding anything in Section 2.4 of the Deposit Agreement or this Agreement to the contrary, the Agent agrees that the Account Funds in the Tranche B Repayment Account shall remain in the Tranche B Repayment Account until such time as (A) Borrower is permitted under the Series 1993 Indenture to cause the redemption of the Series 1993 Bonds referred to in Section 3.2(f)(ii) hereof and such Series 1993 Bonds are redeemed or (B) there shall have been an acceleration of the Series 1993 Bonds or (C) the Series 1993 Letter of Credit shall have terminated or expired while Series 1993 Bonds are Outstanding and a Person other than a Lender shall have delivered a Series 1993 Substitute Letter of Credit or a Series 1993 Fixed Rate Credit Facility to the Series 1993 Trustee. At such time as Borrower is permitted under the Series 1993 Indenture to cause the redemption of such Series 1993 Bonds and such Series 1993 Bonds are redeemed, Agent shall direct BNY to apply such sums as are in the Tranche B Repayment Account against the Rova II L/C Reimbursement Obligation, any interest outstanding with respect to such Obligation in accordance with Section 3.2(d)(iv)(F)(y) or Section 2.2(a) hereof and any fees and expenses outstanding with respect to such Obligation in accordance with Section 6.24 hereof relating to such redemptions. If there shall have been an acceleration of the Series 1993 Bonds, Agent shall direct BNY to apply such sums as are in the Tranche B Repayment Account against the principal and interest due with respect to existing Series 1993 Term Loan arising from the conversion of the Drawings relating to the payment of the Series 1993 Bonds upon acceleration and any fees and expenses outstanding with respect to such Term Loan in accordance with Section 6.24 hereof. At such time as the Series 1993 Letter of Credit terminates or expires while Series 1993 Bonds are Outstanding and a Person other than a Lender delivers a Series 1993 Substitute Letter of Credit or a Series 1993 Fixed Rate Credit Facility, then upon the repayment of the principal and interest due with respect to Series 1993 Term Loan and any fees and expenses outstanding with respect to such Term Loan in accordance with Section 6.24 hereof arising from the conversion of the Drawings relating to the redemption or acceleration of the Series 1993 Letter of Credit and application of any remaining Account Funds by the Agent in accordance with Section 6.1(m)(iv) hereof, Agent shall direct BNY to pay over to Borrower, or such other Person as Borrower directs, all Account Funds (as such term is defined in the Deposit Agreement) in the Tranche B Repayment Account (other than Tranche B Term Loan Repayment Amounts which shall be paid in accordance with Section 2.4 hereof).

(iii) Agent shall take such action as instructed by Borrower to restrict or limit the yield on the investment of the Account Funds in the Tranche A Repayment Account or the Tranche B Repayment Account. Agent shall not be required to take any such action with respect to any Account Funds in the Tranche A Repayment Account or the Tranche B Repayment Account in the absence of written instructions by the Borrower.

(iv) Upon payment in full of the Series 1991 Bonds, any portion of the investment earnings in the Tranche A Repayment Account and any other sums, if any, then in the Tranche A Repayment Account, may be applied by Agent against such Obligations of Borrower as Agent may determine in its sole discretion. Upon payment in full of the Series 1993 Bonds, any portion of the investment earnings in the Tranche B Repayment Account and any other sums, if any, then in the Tranche B Repayment Account, may be applied by Agent against such Obligations of Borrower as Agent may determine in its sole discretion.

(n) Instructions for Transfer, Withdrawals and Disbursements from the Accounts.

(i) For purposes of requesting any transfer, withdrawal or disbursement to or from any of the Accounts, the Borrower shall deliver to the Agent proposed instructions for such disbursements, transfers and withdrawals within two (2) Banking Days prior to the date Borrower requests such disbursement, transfer or withdrawal to be made (“Transfer/Withdrawal Instructions”). The Borrower shall only request the disbursement, transfer, or withdrawal of funds from the Accounts (other than the Local Bank Account) pursuant to proposed Transfer/Withdrawal Instructions in accordance with the terms of this Section 6.1. All such proposed Transfer/Withdrawal Instructions shall specify: (A) the Account from which each disbursement, transfer or withdrawal is requested, the Person or Account to which such disbursement, transfer or withdrawal is to be made, and the amount of such disbursement, transfer, or withdrawal; and (B) the date upon which such disbursement, transfer or withdrawal is to be made.

(ii) The Agent shall review any proposed Transfer/Withdrawal Instructions upon receipt thereof from the Borrower. If the Agent (A) determines that all amounts requested for disbursement, transfer or withdrawal in such proposed Transfer/Withdrawal Instructions have been correctly calculated, and (B) determines that such proposed Transfer/Withdrawal Instructions are consistent with, and satisfy the requirements of, the provisions of this Section 6.1 and the other Loan Instruments, the Agent shall countersign such proposed Transfer/Withdrawal Instructions and deliver the same to BNY within two (2) Banking Days after receipt thereof from the Borrower.

If the Agent (A) determines that any amounts requested for disbursement, transfer or withdrawal in such proposed Transfer/Withdrawal Instructions have been incorrectly calculated, or (B) determines that such proposed Transfer/Withdrawal Instructions are inconsistent with, or otherwise fail to satisfy the requirements of, the provisions of this Section 6.1 and any other Loan Instrument, the Agent shall, within one (1) Banking Day after receipt of such proposed Transfer/Withdrawal Instructions from the Borrower, return such proposed Transfer/Withdrawal Instructions to the Borrower with its determinations noted thereon.

Nothing in this Section 6.1 shall preclude the Agent from consulting with the Borrower or any Secured Party in making its determinations with respect to the accuracy of any proposed Transfer/Withdrawal Instructions.

(iii) Notwithstanding any other provision of this Section 6.1(n) to the contrary, (A) if at any time the Borrower fails to deliver proposed Transfer/Withdrawal Instructions to the Agent to effect any disbursement, transfer or withdrawal from any Account as and when contemplated by this Agreement and any other Loan Instrument, Agent may, but shall not have any obligation to, direct BNY to make disbursements, transfers or withdrawals from any Account as permitted pursuant to this Section 6.1 or (B) upon the occurrence and during the continuation of an Event of Default, the Agent shall have the right, subject to Section 6.1(m), to direct BNY to administer the Accounts and disburse Account Funds (as defined in the Deposit Agreement) therefrom as directed by the Agent for such purposes as Agent shall deem advisable, including, without limitation, for the payment of Borrower’s Obligations to the Secured Parties and Agent (whether or not then due and payable) in such order of application as the Loan Instruments require. The Agent shall have no liability with respect to actions taken pursuant to this Section 6.1(n) (except to the extent of any willful misconduct or gross negligence) and shall be indemnified by the Borrower pursuant to Section 6.24.”

(l) Section 6.10 of the Credit Agreement shall be amended by deleting the words “commercial bank in North Carolina or Virginia” in line 3 thereof and inserting the words “bank reasonably acceptable to the Agent (upon the prior written approval of the Agent, without further consent or approval by any Lender) which such bank accounts may be established, and, notwithstanding anything to the contrary contained in Section 6.19(c) of this Agreement, may be terminated or cancelled (upon the prior written consent of the Agent, without any further consent or approval by any Lender)” in their place and stead;

(m) Section 6.16(f)(ii) of the Credit Agreement shall be amended by deleting the words “Roanoke Account (for the sole account of the Project Control Ledger)” in line 3 thereof and inserting the words “Project Control Account” in their place and stead and Section 6.26(iii) of the Credit Agreement shall be amended by deleting the words “Roanoke Account (for the sole account of the Project Control Ledger)” in each of lines 45 and 46, 47 and 49 thereof, and the words “Project Control Account” shall be inserted in their place and stead;

(n) Sections 7.2(c), 7.2(d) and 9.20 of the Credit Agreement are hereby amended by deleting the words “Accounts and the Roanoke Account” in line 8 of Section 7.2(c), line 15 of Section 7.2(d) and line 18 of Section 9.20, and the word “Accounts” shall be inserted in their place and stead;

(o) Section 8.7 of the Credit Agreement is hereby amended by deleting the words “various Accounts and the Roanoke Account” in line 11 thereof, and the words “various Accounts” shall be inserted in their place and stead;

(p) Section 8.10 of the Credit Agreement is hereby amended and restated in its entirety as follows:

“8.10 Party to Credit Agreement. (a) Upon the issuance of any Series 1991 Substitute Letter of Credit or Series 1993 Substitute Letter of Credit in conformity with the requirements set forth in the Loan Instruments and with the prior written consent of the Agent and the Borrower and the acknowledgment and agreement of the issuer of any Series 1991 Substitute Letter of Credit or Series 1993 Substitute Letter of Credit, such issuer shall become a party to the Credit Agreement as Bond L/C Issuing Bank, with all rights and obligations thereof.

(b) Upon the issuance of any replacement Rova I Virginia Power Letter of Credit or replacement Rova II Virginia Power Letter of Credit in conformity with the requirements set forth in the Loan Instruments and with the prior written consent of the Agent and the Borrower and the acknowledgment and agreement of the issuer of any replacement Rova I Virginia Power Letter of Credit or replacement Rova II Virginia Power Letter of Credit, such issuer shall become a party to the Credit Agreement as Issuing Bank, with all rights and obligations thereof.”

(q) Section 9.1 of the Credit Agreement is hereby amended by (i) deleting the contact information for notices for the Agent and replacing such contact information with the following:

Dexia Crédit Local, New York Agency 445 Park Avenue New York, NY 10022

Attention: Project Finance Telephone: 212-515-7019 Facsimile: 212-753-5522

and (ii) deleting the contact information for notices for the Issuing Bank and replacing such contact information with the following:

Dexia Crédit Local, New York Agency 445 Park Avenue New York, NY 10022

Attention: Project Finance Telephone: 212-515-7019 Facsimile: 212-753-5522

(r) Section 9.4 of the Credit Agreement is hereby amended by deleting the words “Roanoke Account (for the sole account of the Additional Collateral Ledger)” in line 25 thereof and inserting the words “Additional Collateral Account” in their place and stead.

(s) The Credit Agreement is hereby amended by deleting the words “Roanoke Account (for the sole account of the Debt Protection Ledger)” in lines 11 and 12 of each of the sixth and seventh paragraphs in Section 2.1(a), in lines 16 and 33 of Section 3.1(d)(i) and in lines 23 and 24 of Section 9.4, and the words “Debt Protection Account” shall be inserted in their place and stead;

(t) The Credit Agreement is hereby amended by deleting the words “Roanoke Account (for the sole account of the Disallowance Reserve Ledger)” in lines 1 and 2 of Section 7.1(t) and in lines 24 and 25 of Section 9.4, and the words “Disallowance Reserve Account” shall be inserted in their place and stead;

               4.        [Reserved].

               5.       Resignation of Agent and Co-Agent and Appointment of Successor Agent and Co-Agent. CSFB has in accordance with Section 8.7 of the Credit Agreement given written notice to the Lenders and the Borrower, subject to the confirmation of the appointment of Dexia hereunder, of its resignation as Agent and as Co-Agent. By execution of this Amendment and Consent, the Lenders party hereto hereby approve and appoint Dexia as successor Agent and Co-Agent under the Credit Agreement, the Borrower hereby consents to such appointments and Dexia hereby accepts such appointments. Dexia as Agent and as Co-Agent shall hereby be considered a party to the Credit Agreement and the other Loan Instruments to which the Agent or Co-Agent is party respectively and shall succeed to and become vested with all the respective rights, powers, privileges and duties of the Agent and a Co-Agent under the Credit Agreement and any other applicable Loan Instruments.

               6.       Appointment of Issuing Bank. By execution of this Amendment and Consent, the Agent, Institutional Agent, Majority Lenders party hereto and the Borrower hereby appoint Dexia as Issuing Bank under the Credit Agreement and Dexia hereby accepts such appointment. Upon the issuance of the replacement Rova I Virginia Power Letter of Credit and the replacement Rova II Virginia Power Letter of Credit and the execution of this Amendment and Consent, Dexia shall hereby be considered a party to the Credit Agreement as Issuing Bank and shall succeed to and become vested with all the rights, powers, privileges and duties of the Issuing Bank under the Credit Agreement and any other applicable Loan Instruments.

               7.       Consents.

               (a)        The parties hereto hereby consent to the execution and delivery of a Commitment Transfer Supplement substantially in the form attached hereto as Exhibit A for the purpose of transferring to Dexia the Tranche A Term Loans and Tranche B Term Loans of CSFB, all participation commitments of CSFB pursuant to Section 3.1(f) of the Credit Agreement, any unreimbursed L/C Reimbursement Obligations with respect to the Virginia Power Letters of Credit and all other rights and obligations of CSFB as a Lender under the Credit Agreement and its Notes (other than any such rights and obligations of CSFB as a Lender assumed by Dexia prior to the date of such Commitment Transfer Supplement).

               (b)        The Agent, the resigning Issuing Bank, the Bond LC Issuing Bank and the Borrower hereby consent to the transfer by CSFB to Dexia, as a Lender, of its Tranche A Term Loans and Tranche B Term Loans, all participation commitments of CSFB pursuant to Section 3.1(f) of the Credit Agreement, all unreimbursed L/C Reimbursement Obligations with respect to the Virginia Power Letters of Credit and all other rights and obligations of CSFB as a Lender under the Credit Agreement and its Notes (other than any such rights and obligations of CSFB as a Lender assumed by Dexia prior to the date hereof).

               (c)        (i) Pursuant to Sections 6.19(c) and Section 9.4 of the Credit Agreement, the Agent and the Majority Lenders party hereto hereby consent to, and consent to the Borrower giving its consent to, and CSFB as Party A to the Interest Hedge Agreement consents to, (A) the amendments specified in this Amendment and Consent, (B) the amendment and termination of the Account Pledge Agreement in accordance with the Amendment, Assignment and Assumption Agreement, (C) the amendments specified in the Master Amendment to Security Documents, and (D) the amendment, modification, restatement, replacement or termination of that certain Agreement dated as of August 11, 1999, among Westmoreland-LG&E Partners, Wachovia Bank, N.A. and Credit Suisse First Boston, as Agent with respect to the Local Bank Account.

               (ii)        Pursuant to Section 6.19(a) of the Credit Agreement, the Agent and the Institutional Agent hereby consent to the execution, delivery and performance by the Borrower of, (A) the Amendment, Assignment and Assumption Agreement, (B) the Agency Agreement and Consent and (C) the Deposit Agreement.

               (iii)        Pursuant to Sections 6.19(c) of the Credit Agreement, the Agent and the Majority Lenders party hereto hereby consent to the assignments by CSFB as resigning Agent to Dexia as successor Agent of any and all Security Documents and Liens created thereby, including without limitation, (A) the assignment of that certain Future Advance Deed of Trust and Security Agreement, dated as of December 18, 1991, by Westmoreland-Hadson Partners, as grantor, to Terri T. McGaughey, Esq., as trustee, which has been recorded in the Office of the Register of Deeds of Halifax County, North Carolina in Book 1520, Page 1, as modified by that certain Agreement of Modification of Future Advance Deed of Trust and Security Agreement dated as of December 1, 1993 which has been recorded in the Office of the Register of Deeds of Halifax County, North Carolina in Book 1591, Page 492, and as further modified by that certain Deed of Partial Release, dated as of January 26, 1995 which has been recorded in the Office of the Register of Deeds of Halifax County, North Carolina in Book 1633, Page 432, and (B) the assignment of that certain Future Advance Deed of Trust and Security Agreement, dated as of December 1, 1993, by Westmoreland-LG&E Partners, as grantor, to Terri T. McGaughey, Esq., as trustee, which has been recorded in the Office of the Register of Deeds of Halifax County, North Carolina in Book 1591, Page 563, and as modified by that certain Deed of Partial Release, dated as of January 26, 1995 which has been recorded in the Office of the Register of Deeds of Halifax County, North Carolina in Book 1633, Page 432.

               8.       Further Assurances and Account Matters. The Borrower agrees to promptly comply with any reasonable request by Dexia, as successor Agent to (i) amend any Loan Instrument; (ii) execute any additional document; and (iii) cooperate with Dexia, as successor Agent to prepare for filing and to file or record any financing statement, mortgage, deed of trust or similar instrument or any amendment thereto, in each case to the extent necessary or prudent, as reasonably determined by Dexia, as successor Agent, to protect, preserve, maintain or establish the first priority perfected security interest in the Collateral for the benefit of the Secured Parties (including without limitation, (A) in order to comply with revisions to Articles 8 and 9 of the Uniform Commercial Code and (B) the recording of each of those certain Assignments of Deed of Trust dated concurrently with this Amendment No. 10 from CSFB as resigning Agent as assignor to Dexia as successor Agent as assignee). CSFB, as resigning Agent and as Party A to the Interest Rate Hedging Agreement, agrees to cooperate with Dexia, as reasonably necessary to protect, preserve, maintain or establish the first priority perfected security interest in the Collateral for the benefit of the Secured Parties. CSFB further agrees on the Amendment No. 10 Execution Date and concurrently with the assumption by Dexia of each of the rights and obligations of CSFB as Agent, (i) to comply with each of the provisions of Sections 2 and 4 of the Assignment, Assumption and Termination Agreement, and (ii) to deliver to (A) Bank of Montreal a request for cancellation and termination of the Debt Protection Letter of Credit originally issued by Bank of Montreal on January 31, 1995 together with either (aa) the original of such Debt Protection Letter of Credit or (bb) an affidavit of lost letter of credit indemnity in favor of Bank of Montreal and LG&E Capital Corp. each in form and in substance reasonably acceptable to Bank of Montreal and LG&E Capital Corp. respectively and (B) Wells Fargo Bank, N.A. a request for transfer of the certain Debt Protection Letter of Credit No. NZS425547 originally issued by Wells Fargo Bank, N.A., from CSFB as resigning Agent to Dexia as successor Agent, together with the original of such Debt Protection Letter of Credit. The Borrower acknowledges that any reasonable costs incurred by CSFB as resigning Agent and Dexia as successor Agent in connection with the preparation, negotiation and filing, as applicable, of this Amendment and Consent and any documents or filings contemplated by this Section 8 shall be reimbursed by the Borrower in accordance with the Credit Agreement.

               9.       Limitation. Except as expressly stated herein, all of the representations, warranties, terms, covenants and conditions of the Credit Agreement shall remain unamended and shall continue to be, and shall remain, in full force and effect in accordance with their respective terms. This Amendment and Consent is only effective in the specific instance and for the specific purpose for which it is given and shall not be effective for any other purpose, and, except as expressly stated herein, no provision of any Loan Instrument is amended in any way.

               10.       Credit Agreement References. On and after the effective date of this Amendment and Consent, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import, and each reference to the Credit Agreement by the words “thereunder”, “thereof” or words of like import in any Project Document, Loan Instrument or other document executed in connection with the Credit Agreement, shall mean and be a reference to the Credit Agreement, as amended or otherwise modified by this Amendment and Consent.

               11.       Governing Law. This Amendment and Consent shall for all purposes be considered a Loan Instrument and shall be governed by, construed and interpreted in accordance with, the laws of the State of New York without regard to principles of conflict of laws (except for Section 5-1401 of the General Obligations Law of the State of New York).

               12.       Successors and Assigns. This Amendment and Consent shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns and all future parties to the Credit Agreement.

               13.       Counterparts. This Amendment and Consent may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all the counterparts shall together constitute one and the same instrument. A facsimile signature on a counterpart of this Amendment and Consent shall be binding to the same extent as an original signature by the signatory.

               14.       Effectiveness. This Amendment and Consent shall be effective when executed by the Agent, the Borrower, the Institutional Agent, the Issuing Bank and the Majority Lenders.

               IN WITNESS WHEREOF, the parties hereto have executed this Amendment and Consent through their duly authorized representatives as of the date first above written.

WESTMORELAND-LG&E PARTNERS, as Borrower

By:	WESTMORELAND-ROANOKE VALLEY, L.P. as general partner

By:	WEI-ROANOKE VALLEY, INC., as general partner

By:	/s/ Gregory S. Woods Name: Gregory S. Woods Title: President

By:	LG&E ROANOKE VALLEY, L.P., as general partner

By:	LG&E POWER 16 INCORPORATED, as general partner

By:	/s/ Daniel K. Arbough Name: Daniel K. Arbough Title: Treasurer

CREDIT SUISSE FIRST BOSTON, as resigning Agent, Co-Agent, Party A to the Interest Rate Hedge Agreement and as transferring Lender

By:	/s/ Caldwell Name: Brian T. Caldwell Title: Director

By:	/s/ [illegible] Name: Thomas R. Cantello Title: Vice President

CREDIT SUISSE FIRST BOSTON, NEW YORK BRANCH as resigning Issuing Bank

By:	/s/ Caldwell Name: Brian T. Caldwell Title: Director

By:	/s/ [illegible] Name: Thomas R. Cantello Title: Vice President

THE BANK OF NOVA SCOTIA, as Co-Agent and Lender

By:	/s/ Denis O'Meara Name: Denis O’Meara Title: Managing Director

SUMITOMO MITSUI BANKING CORPORATION (formerly known as THE SUMITOMO BANK, LIMITED), NEW YORK BRANCH, as Co-Agent and Lender

By:	/s/ William M. Ginn Name: William M. Ginn Title: General Manager

NIB CAPITAL BANK, N.V., as Co-Agent and Lender

By:	_________________________________ Name: Title:

UNION BANK OF CALIFORNIA, N.A., (AS SUCCESSOR IN INTEREST TO UNION BANK), as Lender

By:	_________________________________ Name: Title:

MIZUHO CORPORATE BANK, LTD., as Lender

By:	_________________________________ Name: Title:

CREDIT LYONNAIS, NEW YORK BRANCH, as Lender

By:	/s/ Robert G. Colvin Name: Robert G. Colvin Title: Vice President

CREDIT LYONNAIS, CAYMAN ISLAND BRANCH, as Lender

By:	/s/ Robert G. Colvin Name: Robert G. Colvin Title: Vice President

UFJ BANK LIMITED (formerly known as The Sanwa Bank Limited), as Lender

By:	_________________________________ Name: Title:

LANDESBANK HESSEN THURINGEN GIROZENTRALE, as Lender

By:	/s/ Erica A. Egan Name: Erica A. Egan Title: Vice President, Corporate Finance Division, Structured Finance Dept.

By:	/s/ David A. Leech Name: David A. Leech Title: Vice President, Corporate Finance Division, Structured Finance Dept.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA, as Institutional Agent and Institutional Lender

By:	/s/ Brian N. Thomas Name: Brian N. Thomas Title: Vice President

DEXIA CREDIT LOCAL, NEW YORK AGENCY, as Bond L/C Bank, as successor Agent, Co-Agent, Issuing Bank and as transferee Lender

By:	/s/ [illegible] Name: Title:

By:	_________________________________ Name: Title:

EXHIBIT A

Form of Commitment Transfer Supplement